UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 28, 2006
                                                        ------------------



                               ESCALA GROUP, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-11988                   22-2365834
           --------                    -------                   ----------
(State or other jurisdiction of      (Commission              (I.R.S. employer
 incorporation or organization)      file number)            identification no.)

                                623 Fifth Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 421-9400
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

          On September 28, 2006, the Company issued a press release relating to the delay in filing the Company's Report on Form 10-K. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

          (d) Exhibits. The following exhibit is attached hereto and this list is intended to constitute the exhibit index.

                99.1    Press release, dated September 28, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 29, 2006


                                        ESCALA GROUP INC.



                                        By: /s/ Matthew Walsh
                                        ---------------------
                                        Name:  Matthew Walsh
                                        Title: Chief Financial Officer and
                                               Executive Vice President